ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (the "Agreement") made and entered into as of the ___ day of November, 2004, by and among Paul Masanek ("Masanek"), Services By Designwise, Ltd. ("SBD", and collectively with Masanek, the "Plaintiffs"), James
E. Solomon ("Solomon"), Technology Alternatives, Inc., an Illinois corporation ("Technology"), and TechAlt, Inc. f/k/a Dendo Global Corporation, a Nevada corporation ("TechAlt", and collectively with Solomon and Technology, the "Defendants"), The Otto Law Group, PLLC ("OLG") and Piccione, Keeley & Associates, Ltd. ("PKA", and collectively with OLG, the "Escrow Agents"). The Plaintiffs and the Defendants shall collectively be referred to herein as the "Parties".

      WHEREAS, Plaintiffs filed certain claims against the Defendants in a lawsuit filed in the Circuit Court of Cook County, Illinois, PAUL MASANEK AND SERVICES BY DESIGNWISE, LTD. V. JAMES SOLOMON, ET AL. CASE NO. 04 CH 14001 (the "Litigation");

      WHEREAS, the Parties have entered into negotiations to resolve the Litigation without incurring any additional attorneys' fees and costs;

      WHEREAS, as a result of these negotiations, the Parties have agreed to enter into a Settlement Agreement dated as of the date hereof (the "Settlement Agreement") pursuant to which the Plaintiffs and the Defendants agreed to take all necessary actions to dismiss the Litigation upon the consummation of certain transactions as more fully described in the Settlement Agreement; and

      WHEREAS, in order to consummate the transactions described in the Settlement Agreement, the Parties have agreed to deposit the signature pages for the Settlement Agreement and the (i) Agreement and Plan of Merger (the "Merger Agreement"), (ii) Secured Convertible Promissory Note (the "Note"), (iii) Security Agreement ("Security Agreement"), (iv) Sales Agreement ("Sales Agreement"), (v) Consulting Agreement ("Consulting Agreement"), (vi) Warrant
("Warrant"),  (vii) Registration  Rights Agreement  ("Registration  Agreement"),
(viii) Right of First Refusal Agreement (the "ROFRA"), (ix) Assignment and Bill of Sale, all of even date herewith (collectively, the "Related Agreements"), (x) Resolution of the Board of Directors of TechAlt and Technology and of the Shareholders of Technology approving this Agreement, the Settlement Agreement, the Related Agreements and the Agreed Order (the "Resolutions"), and (xi) the Agreed Order (as defined in Section 3(b) below) into an escrow to be held by the Escrow Agents according to the terms and provisions of this Agreement.

      NOW, THEREFORE, in consideration of the covenants and agreements contained in the Agreement, the Settlement Agreement, the Related Agreements and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

      1. Appointment of Escrow Agent. The Parties hereby appoint the Escrow Agents for the purposes set forth herein and the Escrow Agents hereby accept such appointment under the terms and conditions set forth herein.

      2. Establishment of Escrow.

            (a) Simultaneous with the execution and delivery of this Agreement, the Parties shall execute the Settlement Agreement, Related Agreements, the Resolutions, and Agreed Order (collectively the "Escrowed Documents") to which they are a party and shall cause the Escrowed Documents to be delivered to the Escrow Agents. The Escrowed Documents shall be held and disposed of by the Escrow Agents in accordance with the terms and provisions of this Agreement.

            (b)  The   Defendants   shall   deliver  one  (1)  set  of  executed
counterparts of the following Escrowed Documents to both OLG and PKA:

                  Settlement Agreement
                  Merger Agreement
                  Note
                  Security Agreement
                  Sales Agreement
                  Consulting Agreement
                  Registration Agreement
                  ROFRA
                  Agreed Order
                  Assignment and Bill of Sale
                  Resolutions
                  Warrant

            (c)  The   Plaintiffs   shall   deliver  one  (1)  set  of  executed
counterparts of the following Escrowed Documents to both PKA and OLG:

                  Settlement Agreement
                  Merger Agreement
                  Security Agreement
                  Sales Agreement
                  Consulting Agreement
                  Registration Agreement
                  ROFRA
                  Agreed Order
                  Assignment and Bill of Sale
                  Resolutions

      3. Disposition and Termination of the Escrow.

            (a) The Escrow Agents shall release the Escrowed Documents to the Parties, and the Parties hereby agree that all of the Escrowed Documents shall be legally valid and binding obligations of the Parties, immediately only upon
(i)  receipt by PKA of the  executed  Sunrise  Investors  Waivers  described  in
Article 5.1 of the Settlement Agreement (Exhibit 5.1(a) of Settlement Agreement) and (ii) the payment to: (a) Masanek of Six Hundred Fifty Thousand Dollars ($650,000.00) as provided in the Settlement Agreement, and (b) PKA of One Hundred Forty Thousand Dollars ($140,000.00) as provided in the Settlement Agreement (the items required in subparagraphs (i) and (ii) collectively referred to herein as the "Closing Payments"). Closing Payments shall be made by wire transfer deposited in the Segregated Funds Account of Piccione, Keeley & Associates, Ltd., at which time the Escrowed Documents shall be deemed in full force and effect pursuant to the terms set forth therein (the "Closing").


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

            (b) In the event the Closing Payments are not received on or before 5:00 p.m. (CST) on December 15, 2004 ("Escrow Deadline"), (i) the Escrow Agents shall release the Agreed Order and Permanent Injunction Pursuant to Stipulation a copy of which is attached hereto as EXHIBIT A ("Agreed Order") to Piccione, Keeley & Associates, Ltd. no later than December 16, 2004 at 9:00 a.m. (CST),
(ii) the Parties stipulate and agree that the Agreed Order shall be entered in the Litigation without further notice (the only defense of the Defendants to the entry of the Agreed Order shall be proof of the Closing Payment on or before the Escrow Deadline), and (iii) the Escrow Agents shall return the Escrowed Documents to the respective parties (except for the Agreed Order) (the "Escrow Deadline Default").

            (c) Upon the first to occur of the (i) the Closing or (ii) the Escrow Deadline Default, this Agreement shall terminate, and the Escrow Agents shall be released from any further obligations hereunder.

      4.  Responsibilities  and  Liabilities  of the  Escrow  Agent.  Other than
Section 3(a), for which a breach by the Escrow Agents shall impose upon them strict liability, the Escrow Agents undertake to perform only such duties as are expressly set forth herein and no other or further duties or responsibilities shall be implied. The Escrow Agents shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement. The Escrow Agents may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agents shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agents shall not be liable for any action taken or omitted in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agents' gross negligence or willful misconduct was the primary cause of any loss to any of the parties hereto. The Escrow Agents may execute any powers and perform any duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by the Escrow Agents. The Escrow Agents shall not be liable for anything done, suffered or omitted in good faith in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agents shall be uncertain as to their respective duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, the Escrow Agents shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agents be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agents have been advised of the likelihood of such loss or damage and regardless of the form of action.


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

      5. Indemnification. The Escrow Agents shall be indemnified against any claim or charge made against the Escrow Agents by reason of any action or failure to act in connection with any of the transactions contemplated by this Agreement, and against any loss the Escrow Agents may sustain in carrying out the terms of this Agreement, except as a result of the Escrow Agents' gross negligence or willful misconduct. Unless otherwise provided by the terms of a decision rendered by the court in the Litigation or another court of competent jurisdiction with respect to the disputes between the parties hereto, the Parties shall be jointly and severally liable for all such claims, charges or losses.

      6. Removal/Resignation of Escrow Agent.

            (a) The Parties collectively (not individually) shall have the right to remove one or both of the Escrow Agents hereunder by giving notice in writing to the Escrow Agent(s), specifying the date upon which such removal shall take effect. In the event of such removal, the Parties agree that, prior to the effective date of removal of the Escrow Agents, they will jointly appoint successors to the Escrow Agent(s) (the "Successor Escrow Agent(s)"). The Escrow Agent agree that, upon receiving joint written instructions from the Parties, they shall turn over and deliver to such Successor Escrow Agent(s) all of the Escrowed Documents and any other property held by it pursuant to this Agreement in accordance with the terms of such written instructions.

            (b) One or both of the Escrow Agents may resign and be discharged from its duties or obligations hereunder by giving one (1) day advance notice in writing of such resignation to the Parties specifying a date when such resignation shall take effect. On the effective date of the Escrow Agent's(s') resignation, the Escrow Agent(s) shall turn over and deliver to such Successor Escrow Agent(s) all of the Escrowed Documents and any other property held by it pursuant to this Agreement in accordance with the joint written instructions from the parties hereto.

            (c) Upon receipt of the Escrowed Documents and any other property held by the Escrow Agent(s) after the removal or resignation of the Escrow Agent(s), the Successor Escrow Agent(s) shall thereupon be bound by all of the provisions hereof and the term "Escrow Agent(s)" as used herein shall mean the Successor Escrow Agent(s).


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

      7. Interpleader. If the Escrow Agents are at any time be confronted with inconsistent claims or demands by the Parties, the Escrow Agents shall have the right to interplead such parties in any court of competent jurisdiction and request that such court determine such respective rights of the parties with respect to this Agreement. Upon doing so, the Escrow Agents automatically shall be released from any obligations or liability as a consequence of any such claims or demands, except that the Escrow Agents shall not be released from any liability for willful or wanton misconduct occurring during the time that the Escrow Agents served as Escrow Agents.

      8. Amendments. This Agreement may only be amended by the mutual written agreement of all of the parties hereto, including the Escrow Agents.

      9. Notices. Any notices, requests, demands and other communications hereunder shall be deemed to have duly given if delivered by hand, sent by certified or registered mail (postage prepaid and with return receipt requested), by overnight courier service or by telex, telecopy or other written form of electronic communication:

                  If to Masanek

                  and/or SBD:               Paul Masanek
                                            5250 Cleveland Street
                                            Skokie, IL 60077
                                            Facsimile: (847) 673-3539

                  If to SBD:                Services By Designwise, Ltd.
                                            Attn:    Paul Masanek
                                            3311 N. Kennicott Ave., Suite A
                                            Arlington Heights, IL 60004
                                            Facsimile: (847) 673-3539

                  If to Solomon:            James E. Solomon
                                            3311 N. Kennicott Ave., Suite A
                                            Arlington Heights, IL 60004
                                            Facsimile: (847) 398-1692

                  With a copy to:           Michael James Lightfoot, Esq.
                                            680 Lions Drive
                                            Lake Zurich, IL 60047
                                            Facsimile: (847) 550-9591


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

                  If to Technology:         Technology Alternatives, Inc.
                                            Attn: James E. Solomon
                                            3311 N. Kennicott Ave., Suite A
                                            Arlington Heights, IL 60004
                                            Facsimile: (847) 398-1692

                  With a copy to:           The Otto Law Group, PLLC
                                            Attn: David Otto
                                            900 Fourth Avenue, Suite 3140
                                            Seattle, WA 98164
                                            Facsimile: (206) 262-9513

                  If to TechAlt:            TechAlt, Inc.
                                            Attn: James E. Solomon
                                            3311 N. Kennicott Ave., Suite A
                                            Arlington Heights, IL 60004
                                            Facsimile: (847) 398-1692

                  With a copy to:           The Otto Law Group, PLLC
                                            Attn: David Otto
                                            900 Fourth Avenue, Suite 3140
                                            Seattle, WA 98164
                                            Facsimile: (206) 262-9513

                  If to OLG:                The Otto Law Group, PLLC
                                            Attn: David Otto
                                            900 Fourth Avenue, Suite 3140
                                            Seattle, WA 98164
                                            Facsimile: (206) 262-9513

                  If to PKA:                Piccione, Keeley & Associates, Ltd.
                                            Attn: Mr. Patrick C. Keeley
                                            122C South County Farm Road
                                            Wheaton, IL  60187
                                            Facsimile: (630) 653-8029

      Notice shall be deemed given upon delivery if delivered personally, on the next day if delivered by an overnight carrier, or three (3) days after the date of postmark if deposited in the U.S. Mail for delivery by certified or registered mail, return receipt requested, postage prepaid, addressed, or upon transmission if it has been given by facsimile between 9:00 a.m. and 5:00 p.m. central time, Monday through Friday.


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

      10. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PROVISIONS THEREOF.

      11. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      12. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns; provided, however, that neither of the Escrow Agents shall be permitted to assign this Agreement without the express written consent of both the Parties.

      13. Incorporation of Recitals. All the recitals contained herein are hereby incorporated into and made a part of this Agreement.

      14. Escrow Agents Fees. The Escrow Agents shall be paid by their respective clients at their regular rate for services rendered hereunder except that any costs and fees incurred by the Escrow Agents in filing an interpleader action shall be paid for by, and assessed equally against, the Parties.

                             SIGNATURE PAGE FOLLOWS


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

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

-----------------------------------
Paul Masanek

Services By Designwise, Ltd.

By:______________________________
Its:_______________________________


-----------------------------------
James E. Solomon

Technology Alternatives, Inc.

By:______________________________
Its:_______________________________

TechAlt, Inc. f/k/a Dendo Global Corporation

By:_______________________________
Its:________________________________

The Otto Law Group, PLLC

By:_______________________________
Its:_______________________________

Piccione, Keeley & Associates, Ltd.

By:_______________________________
Its:_______________________________